OPTIMUM FUND TRUST

Optimum Fixed Income Fund
Optimum International Fund
Optimum Large Cap Growth Fund
Optimum Large Cap Value Fund
Optimum Small-Mid Cap Growth Fund
Optimum Small-Mid Cap Value Fund
(each, a “Fund” and together, the “Funds”)

Supplement to the Funds’ Statement of Additional Information
dated July 29, 2019

Effective immediately, the following information replaces the information in the section “Management of the Trust — Trustees and officers — Independent Trustees — Robert J. Christian”:

Name, Address and Birthdate	Position(s) Held with the Trust	Length of Time Served	Number of Funds in Fund Complex[1] Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee
Robert J. Christian 2005 Market Street Philadelphia, PA 19103 February 1949	Chairman and Trustee	Chairman since March 19, 2009 Trustee since Nov. 1, 2007	6	Private Investor (2006‑Present)
Trustee — Fund Vantage Trust (42 mutual funds) (2007‑Present)

Trustee – Third Avenue Trust (3 mutual funds) (2019 – Present)

Trustee – Third Avenue Variable Series Trust (1 mutual fund) (2019 – Present)

1 The term “Fund Complex” refers to the Trust’s Funds.

Effective immediately, the following information replaces the last table in the section “Management of the Trust — Trustees and officers”:
The following table describes the aggregate compensation received by each Trustee from the Trust entitled to receive compensation for the Trust’s last fiscal year. Only the Trustees of the Trust who are not “interested persons” as defined by the 1940 Act (the “Independent Trustees”) receive compensation from the Trust.

Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from the Investment Companies in the Fund Complex[1]
Durant A. Hunter	$110,375	None	$110,375
Pamela J. Moret	$105,125	None	$105,125
Stephen P. Mullin	$105,125	None	$105,125
Robert A. Rudell	$114,250	None	$114,250
Jon E. Socolofsky	$123,500	None	$123,500
Susan M. Stalnecker	$114,250	None	$114,250
Robert J. Christian	$135,500	None	$135,500

[1]
Effective Jan. 1, 2020, each independent Trustee receives a total annual retainer fee of $83,000 for serving as a Trustee, plus $6,000 for each full, in-person Board Meeting that an independent Trustee participates in ($2,000 per telephonic meeting). Members of the Audit Committee (other than the Chairman) receive additional annual compensation of $13,000. In addition, the chairman of the Audit Committee receives an annual retainer of $10,000. Members of the Audit Committee also receive $2,000 per telephone meeting. Members of the Nominating and Governance Committee (other than the chairman) receive additional annual compensation of $5,500. In addition, the chairman of the Nominating and Governance Committee receives an annual retainer of $6,000. The Independent Chairman receives an additional annual retainer of $22,000.

Effective December 31, 2019, the following replaces the information in the chart entitled “Portfolio Managers — A. Other Accounts Managed — Optimum Large Cap Value Fund — MFS”:

	No. of Accounts	Total Assets Managed	No. of Accounts with Performance Based-Fees	Total Assets in Accounts with Performance- Based Fees
MFS
Steven Gorham
Registered Investment Companies	16	$72.9 billion	0	$0
Other Pooled Investment Vehicles	8	$6.6 billion	0	$0
Other Accounts	42	$23.6 billion	0	$0
Nevin Chitkara
Registered Investment Companies	17	$72.9 billion	0	$0
Other Pooled Investment Vehicles	8	$6.6 billion	0	$0
Other Accounts	42	$23.6 billion	0	$0
Katherine Cannan*
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
*Katherine Cannan became portfolio manager of Optimum Large Cap Value Fund on Dec. 31, 2019. Information provided is as of Oct. 31, 2019.

Effective immediately, the following information replaces the section “Purchasing Shares — Special Purchase Features — Class A shares — 35-Day Reinvestment Privilege”:
12-Month Reinvestment Privilege: Holders of Class A shares of the Funds (and of the Institutional Class holding shares that were acquired through an exchange from another Fund offered with a front-end sales charge) who redeem such shares have one year from the date of redemption to reinvest all or part of their redemption proceeds in the same Class of the Funds. In the case of Class A shares, the reinvestment will not be assessed an additional front-end sales charge. The reinvestment will be subject to applicable eligibility and minimum purchase requirements and must be in states where shares of such other Funds may be sold. This reinvestment privilege does not extend to Class A shares where the redemption of the shares triggered the payment of a Limited CDSC.  Persons investing redemption proceeds from direct investments in a Fund offered without a front-end sales charge will be required to pay the applicable sales charges when purchasing Class A shares. The reinvestment privilege does not extend to redemptions of Class C shares.
Any such reinvestment cannot exceed the redemption proceeds (plus any amount necessary to purchase a full share). The reinvestment will be made at the NAV next determined after receipt of remittance.
Any reinvestment directed to a Fund in which the investor does not then have an account will be treated like all other initial purchases of the Fund’s shares.  Consequently, an investor should obtain and read carefully the prospectus for the Fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the Fund, including charges and expenses.
Investors should consult their financial intermediaries about the applicability of the Class A Limited CDSC in connection with the features described above.

Effective immediately, the following information is added to “Appendix B — Proxy Voting Policies and Procedures”:

Proxy Voting Policies - Delaware Management Company (the “Manager”)

Proxy Voting Policy
The Trust has formally delegated to the Manager the responsibility for making all proxy voting decisions in relation to portfolio securities held by the Funds. If and when proxies need to be voted on behalf of the Funds, the Manager will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the “Procedures”). The Manager has established a Proxy Voting Committee (the “Committee”), which is responsible for overseeing the Manager’s proxy voting process for the Funds. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Manager to vote proxies in a manner consistent with the goal of voting in the best interests of the Funds.
In order to facilitate the actual process of voting proxies, the Manager has contracted with Institutional Shareholder Services Inc. (“ISS”) to analyze proxy statements on behalf of the Funds and the Manager’s other clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS’s proxy voting activities. If a proxy has been voted for the Funds, ISS will create a record of the vote. By no later than Aug. 31 of each year, information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Funds’ website at https://www.optimummutualfunds.com; and (ii) on the SEC’s website at sec.gov.
The Procedures contain a general guideline stating that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the Manager will normally vote against management’s position when it runs counter to its specific Proxy Voting Guidelines (the “Guidelines”), and the Manager will also vote against management’s recommendation when it believes that such position is not in the best interests of the Funds.
As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the Funds. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis; (iv) generally vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class that has superior voting rights; (v) generally vote re-incorporation proposals on a case-by-case basis; (vi) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; and (vii) generally vote for requests for reports on the feasibility of developing renewable energy resources unless the report is duplicative of existing disclosure or irrelevant to the company’s line of business.
Because the Trust has delegated proxy voting to the Manager, the Trust is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, the Manager does have a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies that the Manager receives on behalf of the Funds are voted by ISS in accordance with the Procedures. Because almost all of the Funds’ proxies are voted by ISS pursuant to the predetermined Procedures, it normally will not be necessary for the Manager to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Manager during the proxy voting process. In the very limited instances where the Manager is considering voting a proxy contrary to ISS’s recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Manager or affiliated persons of the Manager. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the Funds. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner that the Committee believes is consistent with the Procedures and in the best interests of the Funds.

Please keep this Supplement for future reference.

This Supplement is dated December 20, 2019.